Fees Summary	Aug. 25, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,781.49
Total Fee Amount	1,781.49
Total Transaction Valuation	12,900,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00